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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

CT                    [CAPSTONE TURBINE CORPORATION LOGO]

                          CAPSTONE TURBINE CORPORATION


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE
                                                      CUSIP 14067D 10 2


This Certifies that


is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                          CAPSTONE TURBINE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:


/s/ JEFFREY R. WATTS                                   /s/ AKE ALMGREN
-------------------------                              -------------------------
        SECRETARY                                              PRESIDENT


                      [CAPSTONE TURBINE CORPORATION SEAL]


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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or requisitions:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and in not as tenants in common


     UNIF GIFT MIN ACT -__________________Custodian____________________
                              (Cust)                      (Minor)
                        under Uniform Gifts to Minors
                        Act____________________________________________
                                             (State)
     UNIF TRF MIN ACT - __________________Custodian (until age_________)
                              (Cust)
                        ________________________under Uniform Transfers
                               (Minor)
                        to Minors Act__________________________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________________
  |                                      |
  |______________________________________|

  _____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

  _____________________________________________________________________________

  _____________________________________________________________________________


  _______________________________________________________________________Shares
  of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  _____________________________________________________________________Attorney
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated________________________________


                                       X______________________________________

                                       X______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.